SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                        COLLEGE RETIREMENT EQUITIES FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

                        COLLEGE RETIREMENT EQUITIES FUND
                                730 Third Avenue
                          New York, New York 10017-3206


                  NOTICE OF ANNUAL MEETING -- NOVEMBER 10, 1998
--------------------------------------------------------------------------------


Notice is hereby given to persons having voting rights in respect of the College Retirement Equities Fund ("CREF") that the annual meeting of participants will be held at CREF's home office, 730 Third Avenue, New York, New York, on November 10, 1998, at 10:00 a.m. for the following purposes:

     1. To elect four trustees to serve for the next four years and until their successors are elected and qualified;

     2. To ratify the selection of Ernst & Young LLP as the independent auditors for CREF for the fiscal year ending December 31, 1998;

     3. To vote on the participant proposals set forth and described in the accompanying proxy statement; and

     4. To transact any other business as may properly come before the meeting.

The Board of Trustees has set September 30, 1998, as the record date for determination of the number of votes entitled to be cast. Only those persons who had CREF voting rights as of September 30, 1998, are entitled to notice of and to vote at the meeting.

                                        By order of the Board of Trustees,

                                        /s/ E. Laverne Jones
                                        --------------------
                                        E. Laverne Jones
                                        Secretary


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ADDRESSED AND POSTPAID ENVELOPE PROVIDED OR CAST YOUR VOTE THROUGH THE INTERNET OR BY TELEPHONE AS SOON AS POSSIBLE PRIOR TO THE MEETING.

TO HOLD THE MEETING, A QUORUM OF THE SHARES ELIGIBLE TO VOTE IS REQUIRED BY LAW TO BE REPRESENTED. THEREFORE, IT IS IMPORTANT THAT YOU VOTE NOW SO THAT CREF WILL NOT HAVE TO BEAR THE UNNECESSARY EXPENSE OF ANOTHER SOLICITATION OF PROXIES.

If you plan to attend the meeting, please call 800 842-2776 to obtain an admission pass.



October 13, 1998                                                          [LOGO]

                        COLLEGE RETIREMENT EQUITIES FUND


                       PROXY STATEMENT FOR ANNUAL MEETING
                         TO BE HELD ON NOVEMBER 10, 1998

     The accompanying proxy is solicited on behalf of the Board of Trustees of the College Retirement Equities Fund ("CREF") and will be voted at the annual meeting of persons having CREF voting rights and at any adjournment thereof. The annual meeting of CREF will be held on November 10, 1998, at 10:00 a.m. at CREF's home office, 730 Third Avenue, New York, New York. The approximate mailing date of this proxy statement is October 13, 1998.

     You can vote in any one of four ways:

     (1) By marking and signing the enclosed proxy card and returning it for use at the annual meeting;

     (2)  Through the Internet at http://www.equiserve.com/proxy/tiaa-cref;

     (3)  By telephone,  by calling toll free 877 263-2733;  or

     (4)  By voting in person at the annual meeting.

     If you vote by Internet or telephone, please use the 13-digit "control" number that appears on your proxy card. PLEASE DO NOT MAIL YOUR PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

     Each proxy may be revoked at any time up until voting results are announced at the annual meeting. You can do this by writing the Secretary of CREF at 730 Third Avenue, New York, New York 10017-3206, or by voting in person at the meeting. In addition, you can revoke a prior proxy simply by voting again -- by executing and returning a later-dated proxy card, or by voting through the Internet or by toll-free telephone call.

     Unless instructions to the contrary are received, the proxy will be voted FOR the election of the four nominees for trustee and FOR ratification of Ernst & Young LLP as independent auditors for CREF for the fiscal year ending December 31, 1998, and AGAINST the participant proposals set forth and described in this proxy statement. Only participants in certain accounts will be eligible to vote on the participant proposals. The following table sets forth the voting rights of CREF participants for each item on the proxy ballot:

                                                         STOCK, MONEY MARKET,
                                                             BOND MARKET,
                                                         INFLATION-LINKED BOND,
                                                            GLOBAL EQUITIES,
                                       SOCIAL CHOICE      GROWTH, AND EQUITY
                        ALL ACCOUNTS    ACCOUNT ONLY     INDEX ACCOUNTS ONLY
--------------------------------------------------------------------------------
Trustee Election              X
--------------------------------------------------------------------------------
Independent Auditors          X
--------------------------------------------------------------------------------
Participant Proposal I                      X
--------------------------------------------------------------------------------
Participant Proposal II                                                X
--------------------------------------------------------------------------------

     The Board of Trustees knows of no other matters to be presented at the meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

     Each person having voting rights on September 30, 1998, is eligible to vote at the meeting. On September 20, 1998, there were a total of 122,208,084,769.93 votes eligible to be cast. Of the total number of votes, 97,765,698,791.21 were attributable to the Stock Account; 5,631,484,961.32 were attributable to the Money Market Account; 2,630,012,095.42 were attributable to the Bond Market Account; 127,951,002.80 were attributable to the Inflation-Linked Bond Account; 2,728,986,893.22 were attributable to the Social Choice Account; 5,150,548,167.19 were attributable to the Global Equities Account; 5,524,440,612.97 were attributable to the Growth Account; and 2,648,962,245.80 were attributable to the Equity Index Account. As of September 20, 1998, Teachers Insurance and Annuity Association of America ("TIAA"), CREF's companion organization, owned 2,000,000 accumulation units in the Inflation-Linked Bond Account, representing approximately 43 percent of that account's outstanding accumulation units. As of that date, TIAA was entitled to cast .04 percent of the total number of votes eligible to be cast on those matters described in this proxy statement on which all participants are entitled to vote.

     The number of votes attributable to a person with a CREF accumulation is equal to the dollar value of the amount credited to that person in the accumulation fund of each CREF account on September 30, 1998. If annuity payments are being made, the number of votes for an annuitant is equal to the number of dollars held in the annuity fund of each CREF account on September 30, 1998, to meet the annuity obligations to that person. Fractional votes will be counted.


VOTE REQUIRED

     CREF's constitution provides that the holders of 10 percent of the votes entitled to be cast will constitute a quorum at the meeting. The vote of persons holding a majority of the votes present in person or represented by proxy at the meeting and entitled to vote will decide the outcome of the election of trustees, the ratification of the appointment of the independent auditors, and the participant proposal vote. Abstentions are counted in determining whether a quorum has been reached.

     When the quorum requirements are met, abstentions are not counted in determining the outcome of the election of trustees, the ratification of the appointment of independent auditors, or the participant proposal vote, or any other matters that may be brought to a vote at the meeting that require only a majority of shares present to be passed. No votes are cast by brokers.

                             I. ELECTION OF TRUSTEES

     CREF's constitution provides that the Board of Trustees is divided into four classes, with one class of four trustees elected each year for a term of four years. At this annual meeting, four trustees are to be elected to serve for four years and until their successors are elected and qualified. All of the nominees currently serve on CREF's Board of Trustees and have been renominated to serve for another term.

     Set forth below is information concerning the age, principal occupation, employment during the past five years, educational background, and certain other directorships of each nominee and continuing trustee, as well as the year in which each individual first became a trustee.


                    NOMINEES FOR TRUSTEE

                    ROBERT H.  ATWELL,  67, has been  president  emeritus of the
                    American  Council on Education and a senior  consultant  for
                    A.T. Kearney since November 1996. Formerly, he was president of the American Council on Education and Pitzer College. Mr.
    [PHOTO]         Atwell is a  trustee  emeritus  of St.  Norbert  College,  a
TRUSTEE SINCE 1989  trustee of Eckerd College and New College Foundation,  and a director of Education  Management  Corp. and Collegis,  Inc.
                    Mr.  Atwell  also  serves as a trustee of  TIAA-CREF  Mutual
                    Funds. Mr. Atwell received a B.A. from the College of Wooster and an M.A. from the University of Minnesota. He has been a CREF participant since 1970.

                    ELIZABETH E. BAILEY,  59, is the John C. Hower  Professor of
                    Public Policy and  Management  at The Wharton  School of the
                    University of Pennsylvania. Formerly, she was a professor at
                    Carnegie  Mellon  University and dean of its Graduate School
     [PHOTO]        of Industrial Administration. Dr. Bailey has been a visiting
TRUSTEE SINCE 1986  scholar at Yale University.  Dr. Bailey is a director of CSX
                    Corporation,  Honeywell  Inc.,  and Philip Morris  Companies
                    Inc. She is a trustee of The Brookings Institution and Bancroft, Inc., and is a director of the National Bureau of Economic Research. Dr. Bailey also serves as a trustee of TIAA-CREF Mutual Funds. She received an A.B. from Radcliffe
                    College, an M.S. from Stevens Institute of Technology, and a Ph.D. from Princeton University. She has been a CREF participant since 1983.

                    STUART  TSE  KONG HO,  62,  is  chairman  of the  board  and
                    president  of  Capital  Investment  of  Hawaii,   Inc.,  and
                    chairman  of the board of Gannett  Pacific  Corporation.  He
     [PHOTO]        also  serves on the  boards  of  Pacific  Century  Financial
TRUSTEE SINCE 1990  Corp.,  Gannett Co., Inc., and Aloha  Airgroup,  Inc. Mr. Ho
                    also serves as a trustee of TIAA-CREF Mutual Funds. Mr. Ho received a B.A. from Claremont McKenna College and a J.D.
                    from The University of Michigan School of Law.

                    DAVID K. STORRS,  54, has been president and chief executive
                    officer  of  Alternative   Investment   Group,   L.L.C.,  an
                    investment  management firm, since August 1996. From January
                    1996 to October 1996, he was adviser to the  president,  The
                    Common Fund, a collective investment vehicle for college and
     [PHOTO]        university  endowments.  He had  been  president  and  chief
TRUSTEE SINCE 1994  executive  officer of The Common Fund since January 1993. He is also a director of eleven money market funds sponsored by Alliance Capital Management. Mr. Storrs also serves as a trustee of TIAA-CREF Mutual Funds. He received a B.A. from Yale University and an M.B.A. from Harvard University
                    Graduate  School of Business  Administration.  He has been a
                    CREF participant since 1975.


                    CONTINUING TRUSTEES

                    JOHN H.  BIGGS,*  62,  is  chairman,  president,  and  chief executive officer of CREF and TIAA. Mr. Biggs also serves as a trustee  of TIAA,  TIAA-CREF  Investment  Management,  LLC
                    ("Investment    Management"),    TIAA-CREF    Individual   &
                    Institutional  Services,  Inc.  ("Services"),  and TIAA-CREF
                    Mutual  Funds,  and  is  a  director  of  Teachers  Personal
                    Investors Services,  Inc. ("TPIS"),  Teachers Advisors, Inc.
     [PHOTO]        ("Advisors"), and TIAA-CREF Trust Company, FSB. Mr. Biggs is
TRUSTEE SINCE 1983  a director of The Boeing  Company,  Ralston Purina  Company, and  the  National  Bureau  of  Economic  Research.  He is a
                    trustee of the Church Pension Fund (Episcopal), The Danforth
                    Foundation,   the  Financial  Accounting   Foundation,   and
                    Washington  University in St. Louis.  Mr. Biggs  received an
                    A.B. from Harvard  University  and a Ph.D.  from  Washington
                    University in St. Louis. He has been a CREF participant since 1977. His current term as trustee expires in 2000.


                    GARY  P.  BRINSON,  54,  has  been a  member  of  the  group executive board of UBS AG and chief executive officer of UBS
                    Brinson, the asset management division of UBS AG, since June
                    1998. Mr. Brinson is also chief executive officer of Brinson
                    Partners,   Inc.,  a  registered   investment   adviser  and
     [PHOTO]        subsidiary  of UBS AG. He was formerly a member of the group
TRUSTEE SINCE 1995  executive board and chief  investment  officer of Swiss Bank
                    Corporation. Mr. Brinson serves as a trustee of the Research
                    Foundation of the Institute of Chartered Financial Analysts and TIAA-CREF Mutual Funds. He received a B.A. from Seattle
                    University and an M.B.A.  from Washington State  University.
                    His current term as trustee expires in 1999.

                    JOYCE A.  FECSKE,  51, is vice  president  emerita at DePaul
                    University.  Until February 1994, she was vice president for
     [PHOTO]        human resources at DePaul University. Ms. Fecske also serves
TRUSTEE SINCE 1993  as a trustee of TIAA-CREF  Mutual Funds. She received a B.A.
                    and an M.A. from DePaul University. She has been a CREF participant since 1976. Her current term as trustee expires in 2001.



                    EDES P. GILBERT,  66, recently retired as head of The Spence
                    School  and  is  currently  a  consultant  for   Independent
                    Education Services.  Previously, she was headmistress of the
                    Mary Institute. Ms. Gilbert serves as president of the board
     [PHOTO]        of  trustees  of  Lesley  College  and as a  trustee  of the
TRUSTEE SINCE 1989  Friends Seminary and TIAA-CREF Mutual Funds. After receiving a B.A. from Vassar  College,  Ms. Gilbert  received an M.Ed.
                    from Lesley College, Graduate School of Education. She has been a CREF participant since 1972. Her current term as trustee expires in 2001.


                    NANCY L. JACOB,  55, is president  and  managing  partner of
                    Windermere   Investment   Associates.   She  was  previously
                    chairman  and chief  executive  officer  of CTC  Consulting,
                    Inc.,  and  executive  vice  president,  U.S.  Trust  of the
                    Pacific Northwest.  Formerly, she was a professor of finance in the School and Graduate School of Business Administration
     [PHOTO]        at the  University of  Washington,  where she also served as
TRUSTEE SINCE 1979  dean.  Dr.  Jacob also  serves as a director  of Puget Sound
                    Power & Light  Company and as a trustee of TIAA-CREF  Mutual
                    Funds. She received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. She has been a CREF participant since 1971. Her current term as trustee expires in 1999.


                    MARJORIE FINE KNOWLES,  59, is a professor of law at Georgia
                    State  University  College of Law,  where she also served as dean until 1991. Formerly, she was a professor of law at the
     [PHOTO]        University  of Alabama  College  of Law.  Ms.  Knowles  also
TRUSTEE SINCE 1983  serves as a trustee of TIAA-CREF  Mutual Funds. She received her A.B. from Smith  College and her LL.B.  from Harvard Law
                    School. She has been a CREF participant since 1976. Her current term as trustee expires in 2000.

                    MARTIN L.  LEIBOWITZ,*  62, has been vice chairman and chief investment  officer of CREF and TIAA since November 1995. He was executive vice  president,  Investments,  CREF and TIAA, from June 1995 to November 1995. Formerly, he was a managing director-director of research, and a member of the executive committee  of  Salomon  Brothers  Inc.  Mr.  Leibowitz  is a trustee of TIAA, Investment Management, and TIAA-CREF Mutual
                    Funds,  and  a  director  of  Advisors  and  TIAA-CREF  Life
                    Insurance Company.  He is also president and chief executive officer of Investment  Management  and  Advisors,  and chief
     [PHOTO]        investment  officer  of  TIAA-CREF  Mutual  Funds  and  TIAA
TRUSTEE SINCE 1995  Separate  Account  VA-1.  In  addition,  Mr.  Leibowitz is a trustee of the Carnegie Corporation of New York, Princeton's
                    Institute for Advanced Study, a member of the board of overseers of the New York University Stern School of
                    Business,  a  director  of the  Institute  for  Quantitative
                    Research in Finance, and a member and former chairman of the board of governors of the New York Academy of Sciences. He received a B.A. and an M.S. from the University of Chicago, and a Ph.D. from New York University's Courant Institute of
                    Mathematical  Sciences. He has been a CREF participant since
                    1996. His current term as trustee expires in 1999.

                    JAY O. LIGHT, 57, is a professor of business  administration
                    at   Harvard   University   Graduate   School  of   Business
                    Administration.  In  addition,  Dr.  Light is a director  of
                    United Asset Management, the Harvard Management Company, the
                    Baupost Fund, and the GMO Trust.  Dr. Light also serves as a
     [PHOTO]        trustee of Brigham and Women's Hospital and TIAA-CREF Mutual
TRUSTEE SINCE 1987  Funds.  He received a B.E.P.  from Cornell  University and a
                    D.B.A. from Harvard University. Dr. Light has been a CREF participant since 1972. His current term as trustee expires in 1999.

                    BEVIS  LONGSTRETH,*  64,  is of  counsel  at the law firm of
                    Debevoise & Plimpton since 1998. Formerly,  he was a partner of the same firm.  He is an adjunct  professor  at  Columbia
                    University  School of Law. Mr. Longstreth is a member of the
     [PHOTO]        board of  directors  of Capstead  Mortgage  Corporation  and
TRUSTEE SINCE 1996  AMVESCAP,   PLC.  He  is  also  a  member  of  the  National
                    Adjudicatory   Council  of  the  National   Association   of
                    Securities  Dealers,  Inc.,  and a trustee of the New School
                    for  Social  Research  and  TIAA-CREF   Mutual  Funds.   Mr.
                    Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University. His current term as trustee expires in 2000.

     * Because Messrs. Biggs and Leibowitz are officers of CREF, they are deemed to be "interested persons" of CREF within the meaning of the Investment Company Act of 1940. Mr. Longstreth may be considered an "interested person" of CREF because he is associated with a law firm that has acted as counsel to CREF.

                    ROBERT M. LOVELL,  JR.,  68, is a founding  partner of First
                    Quadrant L.P., an investment management firm. Previously, he
     [PHOTO]        was chairman and chief  executive  officer of First Quadrant
TRUSTEE SINCE 1977  Corp., its predecessor.  Mr. Lovell also serves as a trustee of TIAA-CREF Mutual Funds. Mr. Lovell received his B.A. from
                    Princeton University. His current term as trustee expires in 2000.


                    STEPHEN  A.  ROSS,  54,  has  been  the  Franco   Modigliani
                    Professor  of Finance and  Economics  at the Sloan School of
                    Management  at the  Massachusetts  Institute  of  Technology
                    since July 1998. He was previously the Sterling Professor of
                    Economics  and Finance at the Yale School of  Management  at
                    Yale University. Dr. Ross is also co-chairman of Roll & Ross
                    Asset  Management  Corp., a director of General  Reinsurance
     [PHOTO]        Corporation and Algorithmics, Incorporated, and a trustee of
TRUSTEE SINCE 1981  the California Institute of Technology. Dr. Ross also serves as a trustee of TIAA-CREF  Mutual Funds.  He received a B.S.
                    from the California Institute of Technology and a Ph.D. from Harvard University. Dr. Ross has been a CREF participant since 1974. His current term as trustee expires in 2001.


                    EUGENE C. SIT, 60, is chairman,  chief executive,  and chief investment officer of Sit Investment  Associates,  Inc., and
                    Sit/Kim International  Investment Associates,  Inc. Both are
                    investment  management firms. He also serves as chairman and director of thirteen registered investment companies managed by Sit  Investment  Associates,  Inc.  Mr.  Sit  serves as a trustee  of the  Research  Foundation  of the  Institute  of
     [PHOTO]        Chartered   Financial   Analysts,   Carleton  College,   the
TRUSTEE SINCE 1991  Minnesota Historical Society, and the Minneapolis  Institute
                    of Fine Arts.  Mr. Sit also serves as a trustee of TIAA-CREF
                    Mutual Funds. He received a B.S.C. from DePaul University, and is both a Chartered Financial Analyst and a Certified
                    Public Accountant. His current term as trustee expires in 1999.

                    MACEO K. SLOAN,  48, has been the chairman,  president,  and chief executive officer of Sloan Financial Group,  Inc., and
                    NCM Capital Management Group, Inc., since 1991. Mr. Sloan is a director of SCANA Corporation, Mechanics and Farmers Bank,
     [PHOTO]        the  Calvert New World Fund,  New Africa  Advisers,  and New
TRUSTEE SINCE 1991  Africa  Management.  Mr.  Sloan also  serves as a trustee of
                    TIAA-CREF  Mutual  Funds.  Mr.  Sloan  received a B.A.  from
                    Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of
                    Law. His current term as trustee expires in 2001.

                    ROBERT  W.  VISHNY,  39,  has  been  the  Eric  J.  Gleacher
                    Professor of Finance at the  University of Chicago  Graduate
                    School of  Business  since 1993.  He is the  director of the program  in  corporate  finance  at the  National  Bureau of
                    Economic  Research  and a  founding  partner  of  LSV  Asset
     [PHOTO]        Management,  an investment  management firm. Dr. Vishny also
TRUSTEE SINCE 1996  serves as a trustee of TIAA-CREF  Mutual  Funds.  Dr. Vishny received an A.B. from The University of Michigan and a Ph.D.
                    from the Massachusetts Institute of Technology. He has been a CREF participant since 1985. His current term as trustee expires in 2000.

   As of September 20, 1998: (1) none of the trustees individually owned as much as 1 percent of the outstanding voting securities of any CREF account; and (2) trustees and officers, as a group, did not own more than 1 percent of the outstanding voting securities of any account.

   Each of the nominees is available and has consented to serve if elected. If any of these persons is unavailable to serve at the time the meeting is held, the votes represented by the proxy may be voted for any substitute designated by the current Board of Trustees.

COMMITTEES

     At each annual meeting of trustees, the board appoints certain committees with specific responsibilities for various aspects of CREF's operation. Included among these are:

     (1) An Audit Committee, consisting solely of trustees who are not officers of CREF, which itself, or through independent auditors or others, audits and examines the records and affairs of CREF as it deems necessary. During 1997, the Audit Committee held six meetings. The current members of the Audit Committee are Dr. Bailey (chair), Dr. Jacob, Mr. Lovell, and Mr. Sloan.

     (2) A Finance Committee, which oversees the management of CREF investments in accordance with appropriate oversight by the full board. During 1997, the Finance Committee held six meetings. The current members of the Finance Committee are Mr. Biggs (chair), Mr. Brinson, Mr. Ho, Dr. Jacob, Ms. Knowles, Mr. Leibowitz, Dr. Light, Mr. Longstreth, Mr. Lovell, Dr. Ross, Mr. Sit, Mr. Sloan, Mr. Storrs, and Dr. Vishny.

     (3) A Nominating and Personnel Committee, consisting solely of trustees who are not officers of CREF, which nominates certain CREF officers and the standing committees of the board, and recommends persons for election as trustees. During 1997, the committee held six meetings. The current members of the Nominating and Personnel Committee are Mr. Sit (chair), Ms. Fecske, Ms. Gilbert, Dr. Light, and Dr. Vishny.

     The Nominating and Personnel Committee will consider potential nominees for trustees recommended by participants. Any participants desiring to present a candidate to the committee for future consideration should write the name of the individual in the space provided on the proxy card, or, if voting through the Internet, should note their recommended nominee in the "Comments" section. (No recommendations may be made through our telephone voting facility.) In addition, participants may recommend nominees to the CREF Board of Overseers by writing to: Secretary, CREF Board of Overseers, 730 Third Avenue, New York, New York 10017-3206.

MEETINGS

     There were five meetings of the Board of Trustees during 1997. All trustees except Mr. Brinson, Dr. Jacob, and Dr. Ross attended at least 75 percent of the total number of meetings of the Board of Trustees and of the committees of the board on which they served.

COMPENSATION OF TRUSTEES

     The following table sets forth compensation information for the trustees who are not officers of CREF ("non-officer trustees") for the year ended December 31, 1997. The TIAA-CREF fund complex referred to in the last column consists of three investment companies: CREF, TIAA Separate Account VA-1, and TIAA-CREF Mutual Funds.

                                            LUMP-SUM DEFERRED
                              AGGREGATE       COMPENSATION           TOTAL
                            COMPENSATION     BENEFIT ACCRUED     COMPENSATION
                                FROM         AS PART OF CREF    FROM TIAA-CREF
NAME                            CREF          EXPENSES (1)       FUND COMPLEX

Robert H. Atwell              $ 42,952           $16,088           $ 43,000
Elizabeth E. Bailey           $ 46,954           $10,004           $ 47,000
Gary P. Brinson               $ 23,975           $ 3,029           $ 24,000
Joyce A. Fecske               $ 30,966           $ 2,844           $ 31,000
Edes P. Gilbert               $ 33,962           $12,937           $ 34,000
Stuart Tse Kong Ho            $ 28,966           $ 9,493           $ 29,000
Nancy L. Jacob                $ 29,964           $ 9,748           $ 30,000
Marjorie Fine Knowles         $ 35,961(2)        $10,977           $ 36,000(2)
Jay O. Light                  $ 28,964           $ 7,451           $ 29,000
Bevis Longstreth              $ 29,970           $ 5,215           $ 30,000
Robert M. Lovell, Jr.         $ 32,960(2)        $22,842           $ 33,000(2)
Stephen A. Ross               $ 27,970(2)        $ 8,248           $ 28,000(2)
Eugene C. Sit                 $ 35,957           $ 6,919           $ 36,000
Maceo K. Sloan                $ 40,951           $ 3,012           $ 41,000
Harry K. Spindler             $126,959(3)        $17,264           $127,000(3)
David K. Storrs               $ 37,953           $ 3,194           $ 38,000
Robert W. Vishny              $ 30,960           $   762           $ 31,000


     (1) Amounts were accrued under a CREF deferred compensation plan in effect through the end of 1997, and were calculated assuming service through age 70.

     (2) Trustee elected to defer payment of this compensation under a CREF deferred compensation plan, which was closed as to future participation in 1986.

     (3) Includes $90,000 deferred compensation benefit paid to Mr. Spindler, a former CREF trustee, in accordance with plan provisions.

     The CREF deferred compensation plan in effect through the end of 1997 provided that a non-officer trustee who had served at least five years receive a lump-sum deferred compensation benefit after leaving the CREF board based on half the trustee stipend in effect when leaving the board and years of service. CREF has adopted a new long-term deferred compensation plan to replace this plan, effective January 1998. Under this new unfunded plan, accounts have been set up for each non-officer trustee and credited with amounts from the former plan. Going forward, annual contributions equal to half of the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA accounts, in predetermined percentages. Benefits are paid out in a lump sum after the non-officer trustee leaves the CREF board.

     Trustees who are active officers of CREF or TIAA do not receive any additional compensation for their services as trustees.


                    II. RATIFICATION OF INDEPENDENT AUDITORS

     For the fiscal year ended December 31, 1997, Ernst & Young LLP ("Ernst & Young") served as independent auditors to CREF. At a meeting held on May 20, 1998, the CREF Board of Trustees, including a majority of those trustees who are not "interested persons" of CREF, again selected Ernst & Young to serve as independent auditors for CREF for the fiscal year ending December 31, 1998, subject to ratification by persons having voting rights in CREF.

     In 1997, Ernst & Young replaced Deloitte & Touche LLP ("Deloitte") as independent auditors. The decision to engage Ernst & Young was the result of a process initiated by the CREF Board of Trustees pursuant to its policy to periodically consider rotation of CREF's external audit firm. Deloitte's reports on CREF's financial statements for the years ended December 31, 1996 and December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during 1995 and 1996 or subsequently.

     Representatives of Ernst & Young will be present at the annual meeting to respond to appropriate questions.

                           III. ADDITIONAL INFORMATION
EXECUTIVE OFFICERS

   Set forth below is information concerning the age, positions, certain directorships, and offices held during the past five years by each executive officer of CREF. These executive officers are selected annually by the Board of Trustees. Messrs. Biggs and Leibowitz, who are trustees and whose positions with CREF are described above, are not listed again here.

                                    PRINCIPAL BUSINESS OCCUPATION
NAME                   AGE          DURING PAST FIVE YEARS

Richard J. Adamski     56           Vice president and treasurer, CREF and TIAA,
                                    since March 1991. Mr. Adamski is also vice president and treasurer of TIAA-CREF
                                    Investment Management, LLC ("Investment
                                    Management"), TIAA-CREF Individual &
                                    Institutional Services, Inc. ("Services"),
                                    Teachers Personal Investors Services, Inc.
                                    ("TPIS"), Teachers Advisors, Inc.
                                    ("Advisors"), TIAA-CREF Mutual Funds, and
                                    TIAA-CREF Life Insurance Company ("TIAA-CREF
                                    Life").

Douglas A. Dial        62           Senior managing director-CREF Stock Account,
                                    CREF and TIAA, since May 1997; prior to May
                                    1997, vice president, CREF and TIAA. Mr.
                                    Dial is also senior managing director and assistant secretary of Investment Management and Advisors and senior managing director of TIAA-CREF Mutual Funds.

Scott C. Evans         39           Executive vice president, CREF and TIAA,
                                    since September 1997; from March 1997 to
                                    September 1997, managing director-CREF
                                    Account, CREF and TIAA; from March 1994 to
                                    March 1997, second vice president, CREF and TIAA; prior to that, assistant vice president, CREF and TIAA. Mr. Evans is executive vice president of Investment
                                    Management, Advisors, and TIAA-CREF Mutual
                                    Funds. Mr. Evans is also a director of
                                    TIAA-CREF Life.

                                    PRINCIPAL BUSINESS OCCUPATION
NAME                   AGE          DURING PAST FIVE YEARS

Eric E. Fisher         59           Senior managing director-Quantitative
                                    Investments, CREF and TIAA, since May 1997;
                                    prior to that, vice president, CREF and
                                    TIAA. Mr. Fisher is also senior managing director of Investment Management, Advisors, and TIAA-CREF Mutual Funds.

Richard L. Gibbs       51           Executive vice president, CREF and TIAA,
                                    since March 1993; prior to March 1993, vice president, CREF and TIAA. Mr. Gibbs is also executive vice president of Investment
                                    Management, Advisors, and TIAA-CREF Mutual
                                    Funds, and a director, executive vice
                                    president, and chief financial officer of TIAA-CREF Life.

Don W. Harrell         60           Executive vice president, CREF and TIAA,
                                    since March 1992; previously, administrative assistant to U.S. Senator David Pryor. Mr.
                                    Harrell is a director of TIAA-CREF Life and executive vice president of TIAA-CREF Mutual
                                    Funds.

Matina S. Horner       59           Executive vice president, CREF and TIAA,
                                    since December 1989; previously, president of Radcliffe College. Dr. Horner is chair of the board of trustees of MGH Institute of Health Professions and Fund for the City of New York. Dr. Horner also serves as a director of TIAA-CREF Life, Boston Edison
                                    Company, the Greenwall Foundation, and The
                                    Neiman Marcus Group, and as a trustee of the Massachusetts General Hospital, the
                                    Twentieth Century Fund, and the Women's
                                    Research & Education Institute. Ms. Horner is also executive vice president of TIAA-CREF Mutual Funds.

E. Laverne  Jones      49           Vice president and corporate secretary, CREF
                                    and TIAA, since August 1998; prior to that, senior counsel. Ms. Jones is also vice president and corporate secretary of
                                    TIAA-CREF Mutual Funds.

                                    PRINCIPAL BUSINESS OCCUPATION
NAME                   AGE          DURING PAST FIVE YEARS

John J. McCormack      54           Executive vice president and president,
                                    TIAA-CREF Enterprises, CREF and TIAA, since
                                    June 1998; prior to that, executive vice president, CREF and TIAA. Mr. McCormack is a director of TIAA-CREF Life and on the boards of St. Bonaventure University and the Employee Benefit Research Institute. He is also executive vice president of TIAA-CREF
                                    Mutual Funds.

Michael T. O'Kane      53           Senior managing director-Securities, CREF
                                    and TIAA, since May 1996; prior to that, managing director, Investments, TIAA. Mr.
                                    O'Kane is also senior managing director of Investment Management, Advisors, and
                                    TIAA-CREF Mutual Funds and chief investment officer of TIAA-CREF Life.

John A. Putney, Jr.    59           Executive vice president and president,
                                    Retirement Services, CREF and TIAA, since
                                    June 1998; prior to that, executive vice president, CREF and TIAA. Mr. Putney is a trustee of Services and a director of TIAA-CREF Trust Company, FSB, and TIAA-CREF
                                    Life. He is also executive vice president of TIAA-CREF Mutual Funds.

Deanne J. Shallcross   49           Executive vice president, CREF and TIAA,
                                    since June 1998; prior to that, vice
                                    president, Marketing, CREF and TIAA. Ms.
                                    Shallcross is also executive vice president of TIAA-CREF Mutual Funds and vice president of Services.

David A. Shunk         51           Executive vice president, CREF and TIAA,
                                    since June 1998; prior to that, vice
                                    president, Institutional & Individual
                                    Consulting Services, CREF and TIAA. Mr.
                                    Shunk is president of Services and executive vice president of TIAA-CREF Mutual Funds.

John A. Somers         54           Executive vice president, CREF and TIAA,
                                    since April 1996; prior to that, senior vice president, Mortgage and Real Estate, CREF and TIAA. Mr. Somers is also executive vice president of TIAA-CREF Mutual Funds,
                                    Investment Management, and Advisors, and a director of TIAA-CREF Life. He is also on the boards of the Guardian Life Insurance
                                    Company of America, the Emigrant Savings
                                    Bank, and the Community Preservation
                                    Corporation.

                                    PRINCIPAL BUSINESS OCCUPATION
NAME                   AGE          DURING PAST FIVE YEARS

Charles  H. Stamm      59           Executive vice president and general
                                    counsel, CREF and TIAA. Mr. Stamm also
                                    serves as a trustee of Investment Management and Services, as a director of TPIS, Advisors, TIAA-CREF Trust Company, FSB, and
                                    TIAA-CREF Life, and as executive vice
                                    president of TIAA-CREF Mutual Funds.

Thomas G. Walsh        56           Executive vice president, CREF and TIAA. Mr.
                                    Walsh is a director and president of
                                    TIAA-CREF Life and TPIS, president of
                                    TIAA-CREF Mutual Funds, and chairman of the management committee of TIAA Separate
                                    Account VA-1.

Mary  Ann Werner       53           Executive vice president, CREF and TIAA,
                                    since June 1998; prior to that, vice
                                    president, CREF and TIAA. She is also
                                    executive vice president of TIAA-CREF Mutual
                                    Funds and vice president of Services.

James A. Wolf          53           Executive vice president, CREF and TIAA,
                                    since June 1998; prior to that, vice
                                    president, Corporate MIS, CREF and TIAA. He is also executive vice president of TIAA-CREF Mutual Funds.

INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     TIAA-CREF Investment Management, LLC ("Investment Management") manages the assets in each CREF account. It is a nonprofit subsidiary of TIAA, and provides its services for the CREF accounts at cost. Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940, although it is not considered an investment adviser under the Investment Company Act of 1940 because it provides its services at cost.

     CREF's certificates are distributed by TIAA-CREF Individual & Institutional Services, Inc. ("Services"), another nonprofit subsidiary of TIAA. Services is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA.

     The address for Investment Management and Services is 730 Third Avenue, New York, New York 10017-3206.

                            IV. PARTICIPANT PROPOSALS

PARTICIPANT PROPOSAL I

     Because the first participant proposal concerns the Social Choice Account screens, only participants in the Social Choice Account can vote on it.

     A. Chris  Abajian,  202 NW 43rd  Street,  Seattle,  WA  98107-4328,  owning
272.288 accumulation units in the CREF Social Choice Account, Allyson Carlyle, 6012 40th Ave. NE, Seattle, WA 98115, owning 127.566 accumulation units in the CREF Social Choice Account, Mary Lou Finley, 327 29th Avenue E, Seattle, WA 98112, owning 84.938 accumulation units in the CREF Social Choice Account, Edward P. Flowers, 382 Mercy Street, Mountain View, CA 94041-2204, owning 14.434 annuity units in the CREF Social Choice Account, David S. Gordon, 4728 40th Avenue NE #3A, Seattle, WA 98105, owning 947.859 accumulation units in the CREF Social Choice Account, Bruce Hawkins, 61 Henshaw Avenue, Northampton, MA 01060, owning 7.096 annuity units in the CREF Social Choice Account, Steven L. Hulbert, 9 Woodcrest Drive, East Moriches, NY 11940-1420, owning 286.662 accumulation units in the CREF Social Choice Account, Lawrence C. Jones, 712 Woods Road, Vestal, NY 13850-3566, owning 2,189.674 accumulation units in the CREF Social Choice Account, Patrick Malone, 1702 Euclid Rd., Durham, NC 27713, owning 32.309 accumulation units in the CREF Social Choice Account, and Frank Zucker, 3808 Interlake Ave. No., Seattle, WA 98103, owning 138.675 accumulation units in the CREF Social Choice Account, have given notice that they intend to present the following resolution at the annual meeting:

         The TIAA-CREF Social Choice Account shall not invest in other mutual funds, in banks, in insurance companies, or in other financial services, unless TIAA-CREF has determined that the institution is following the screens of the Social Choice Account when the institution invests its assets.

PARTICIPANTS' SUPPORTING STATEMENT

     We are a large, diverse group of people intent on improving the quality of the TIAA-CREF Social Choice Account because we have our money in it. We are spread from the West Coast to the East Coast and our ages range from 29 to 67. We urge you all to vote in favor of our resolution as being in our interests.

     This resolution was on the ballot last year and received 37% of the vote (a stunning success since most resolutions receive 1 or 2%).

     Last year there was a massive mailing mix-up in which many people initially received our statement but got ballots without our resolution on them, and then later got ballots but no statement. We believe the vote would have been even higher had this mix-up not occurred.

     When the Social Choice Account invests in a normal company and helps it raise money, the money is used for purchasing equipment, paying salaries, and expanding production. However, a financial institution is different. When the Social Choice Account helps a financial institution raise money, most of the money is reinvested by that financial institution. This money may be reinvested in tobacco companies, weapons companies, and other things prohibited by the TIAA-CREF Social Choice Account.

     Thus investing in financial institutions provides a loophole through the social screens of the TIAA-CREF Social Choice Fund. This is the reason why some other socially responsible mutual funds do not invest in financial institutions (and they still get a good return). Investing in financial institutions is no different than investing in other non-socially responsible mutual funds. This is not a new screen; it is closing a loophole in the existing screens.

     There are a few financial institutions that do adhere to the Social Choice Fund's screens (such as Chicago's South Shore Bank). But these are not the financial institutions the Social Choice Fund is invested in.

     This proposal is exceedingly easy and inexpensive to administer; if TIAA-CREF doesn't want to spend the time to investigate the investments of a bank, it can just not invest in that bank.

     Currently, the TIAA-CREF Social Choice Account invests approximately 15% of its assets in financial institutions. More alarmingly, the percentage the Social Choice Fund is putting into this sector has been growing. It is important to stop this trend while the percentage is still small and the financial impact on the Social Choice Fund is minimal. It is our intention that the Board of Trustees divest of financial institutions not instantly, but over a period of not more than 18 months in order to maximize return.

   Since we are invested in the Social Choice Account and committed to improving it, we will continue this effort for the long term.


OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE PROPOSAL, WHICH IS CONTRARY TO THE INTERESTS OF PARTICIPANTS, AND URGES ALL PARTICIPANTS IN THE ACCOUNT TO READ CAREFULLY THe FOLLOWING STATEMENT BEFORE CASTING THEIR VOTE.

     The trustees, including those trustees who are Social Choice Account investors themselves, are strongly opposed to proponents' resolution. The proposal, by extending the Account's social screens to companies whose activities may have only an indirect relationship to "non-socially responsible" activities, would put unreasonable and serious constraints on the Account if adopted. Indeed, the trustees question whether the Social Choice Account would still be viable given the severe limitations that would be imposed on the Account's investment program.

     The Social Choice Account's current social screens already preclude the Account from investing in companies that make up approximately 50% of the market value of the Standard & Poor's 500 index (S&P 500). The proposal presented here, in the pursuit of further social "perfection," would substantially limit the already limited universe of companies in which the Account may invest. Indeed, to follow the logic of proponents' resolution, the Account should be required to examine the investments, such as pension plan investments, of all companies otherwise acceptable to the Account, not just those of financial institutions, assuming we could even get that information. Since it is likely that few companies invest their assets in accordance with the Social Choice Account's screens, the Account would be closed out of all but a limited number of companies. We could not operate the Social Choice Account successfully with such extensive constraints.

     If we were to simply eliminate all financial institutions from the Social Choice Account, as proponents suggest, the Account would lose much of the diversity that has contributed to its excellent investment results, raising the financial risks for participants. Financial institutions constitute approximately 16% of the S&P 500 index, the Account's equities benchmark. If the Account is precluded from investing in financial institutions, it could lose the flexibility to track its benchmark, especially given the already limited universe of stocks available to the Account. In 1997, financial stocks in the S&P 500 index posted total returns of 48.13%, far exceeding the returns of the index as a whole. While past performance does not guarantee future results, we do not believe that forgoing investments in this industry sector would serve the best interests of participants.

     Finally, proponents base their argument on the premise that the Account is helping financial institutions raise money -- money that may be reinvested in non-socially responsible companies. However, in reality, when the Account purchases the stock of a financial institution in the open market, that money does not provide that financial institution with investment funds, but rather goes to the third-party seller of the stock. The assertion, then, that investing in financial institutions is a loophole through which the Account can invest in non-socially responsible companies is incorrect.

     For all of these reasons, the board strongly recommends a vote against the proposal.


PARTICIPANT PROPOSAL II

     Because the second participant proposal concerns CREF's tobacco-related investments, participants in all CREF accounts, except the Social Choice Account, can vote on it. Since the proposal would affect participants in each of these accounts differently, the votes will be tallied separately for each account.

     Dr. Eugene Feingold, 352 Hilldale Drive, Ann Arbor, Michigan 48105, owning 9,561.135 accumulation units in the CREF Stock Account and 2,702.937 accumulation units in the Global Equities Account, Thomas F. Hogan, M.D., 429 Civitan St., Morgantown, WV 26505, owning 8,078.925 accumulation units in the CREF Money Market Account, Dr. Douglas C. Kelley, 910 Sunset Rd., Ann Arbor, MI 48103, owning 7.671 annuity units in the CREF Stock Account, and C. Everett Koop, M.D., 5924 Maplewood Park Place, Bethesda, MD 20814, owning 23.775 annuity units in the CREF Stock Account, have given notice that they intend to present the following resolution at the annual meeting:

         For both  ethical and  financial  reasons,  participants  request
         CREF: 1) To announce that CREF will make no additional tobacco-related investments, and 2) To begin an orderly divestment of all tobacco investments.


PARTICIPANTS' SUPPORTING STATEMENT

     (1) It is wholly inappropriate for educators to seek to enrich their own retirement by investing in tobacco products which when used as directed produce disease and premature death for a third of their longtime users, including our own students.

     TIAA-CREF publications assert that "The long-run interests in TIAA-CREF participants are best served by investing in corporations that are both financially and socially responsible." Twenty-two tobacco corporations (in which CREF currently invests about $2 Billion) cannot possibly qualify as "socially responsible."

     Even the U.S. Senate Commerce Committee's conservative Chairman declares "It has been well established that the tobacco industry has been dishonest and deceitful to Congress and the American people." For TIAA-CREF to suggest it invests only in "socially responsible" corporations is blatant hypocrisy.

     (2) The American Medical Association, American Public Health Association, and organizations battling cancer, heart and lung diseases all urge investors to divest tobacco holdings. Colleges, universities and retirement systems are doing so, citing tobacco's uncertain future and its disastrous nature. Co-sponsors of this CREF tobacco divestment proposal include a former Surgeon General of the United States, a past president of the American Public Health Association, a practicing oncologist, and an adult educator who organized "Educators for Tobacco-Free Investments by TIAA-CREF."

     (3) Many tobacco-free investment funds are equally or more profitable than funds which include investments in deadly tobacco. But TIAA-CREF's Social Choice Fund is not an adequate answer. It involves only about 1% of TIAA-CREF's total investments. That leaves some $2 Billion of CREF participants' funds sponsoring tobacco -- without any expressed approval by most participants, since the great majority of them do not respond to CREF's annual ballot mailing and may thus be unaware of their substantial investment in the tobacco industry.

     (4) TIAA-CREF's ability to make impartial decisions with respect to tobacco is impeded by the presence on CREF's board of trustees of a Philip Morris Director. It is said the Philip Morris Director does not vote on CREF's tobacco-related decisions. But TIAA-CREF executives, staff members, and other trustees cannot avoid being influenced by their awareness that a Philip Morris Director is Chair of CREF's Audit Committee, a senior member of CREF's Nominating and Personnel Committee, and -- ironically -- a member of CREF's "Corporate Governance and Social Responsibility Committee."

     Supporting this tobacco divestment proposal is an important way to criticize the behavior of the tobacco industry and to send a message that TIAA-CREF's backing of the industry with educators' retirement dollars and with higher education's credibility is financially risky and ethically unacceptable.


OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE PROPOSAL, WHICH IS CONTRARY TO THE INTERESTS OF PARTICIPANTS, AND URGES ALL PARTICIPANTS TO READ CAREFULLY THE FOLLOWING STATEMENT BEFORE CASTING THEIR VOTE.

     The Board of Trustees believes that EACH participant should have the individual choice to decide whether or not to invest in an account that includes tobacco stocks. This decision should not be made by the Board of Trustees or even by a vote of other participants.

     Because of this conviction as to individual choice, CREF created the Social Choice Account in 1990. The Social Choice Account is a balanced account that does not invest in companies that produce or market tobacco products. Approximately 60 percent of the Account is invested in stocks and 40 percent in fixed-income investments, which we believe is a desirable balance for long-term retirement portfolios. The Account has had an excellent performance record and has proven extremely popular since its inception. Over 200,000 participants currently invest in it and it has approximately $2.8 billion in assets, which is more than three times the size of the next largest socially screened fund.

     The proponents' assertion that the great majority of participants have not expressly approved the CREF accounts' investment in tobacco is misplaced. No specific investments by the CREF accounts are "approved" by individual participants. Investments in the CREF accounts are selected and approved by CREF professionals on the basis of financial objectives and this is the way it should be. As to disclosure, all CREF participants have been informed that the CREF accounts, other than Social Choice, may invest in tobacco stocks. Participants who do not approve of the CREF accounts' tobacco investments have the choice to transfer to the Social Choice Account.

     In addition, the proponents question the ability of CREF management and trustees to make impartial decisions because of the presence of a Philip Morris director on the Board. This criticism, which regrettably personalizes the issues, is also misplaced. Our management and trustees exercise independent professional judgment and issues of this nature are dealt with appropriately. We have adopted procedures that require any trustee to be recused during discussions relating to a matter where there is any potential for conflict.

     Finally, we believe tobacco stocks continue to have excellent appreciation potential, despite the uncertainty of tobacco legislation and litigation. If CREF concludes at any time that tobacco investments are not in our participants' best financial interests, we will take appropriate action.

     The trustees believe the proposal would eliminate an important personal choice that participants are now free to make. We urge a vote against it.

                                V. OTHER MATTERS
MEANS OF SOLICITING PROXIES

     Typically, this proxy solicitation will be conducted by mail, but it may also be conducted by telephone, any method of electronic communication (e.g., the Internet), or personal interview. All expenses incurred in connection with this solicitation of proxies are borne by CREF and included in the administrative expenses that are paid for out of the net assets of each account.

PROPOSALS OF PERSONS WITH VOTING RIGHTS

     Proposals submitted by or on behalf of persons with voting rights for presentation at the 1999 annual meeting and inclusion in the proxy statement and proxy must be received by CREF no later than June 15, 1999. Unless CREF is notified by August 29, 1999 of any other matters that may be properly brought before the 1999 annual meeting by or on behalf of persons with voting rights, the persons named in the proxy will have the discretion to vote on such matters as they see fit.

ANNUAL REPORTS

     If you would like a copy of the most recent CREF semi-annual and annual reports, please write to CREF at 730 Third Avenue, New York, New York 10017-3206 or call 800 842-2733, extension 5509. You can also view the reports in the Library section of TIAA-CREF AT YOUR SERVICE on the Internet, or use our on-line request form to order print versions electronically. Our Web site address is WWW.TIAA-CREF.ORG.

[LOGO] Printed on recycled paper

[CREF LOGO]  COLLEGE RETIREMENT EQUITIES FUND
             1998 PROXY SOLICITED BY THE BOARD OF TRUSTEES    CONTROL NUMBER

NOW YOU HAVE THE OPTION OF VOTING YOUR PROXIES BY MAIL, INTERNET, OR TELEPHONE-IT'S EASY AND CONFIDENTIAL.

Your internet or telephone vote authorizes the proxies named on the back of your proxy card to cast your votes in the same manner as if you marked, signed, and returned you card.

Internet and telephone voting is available 24 hours per day, 7 days per week. All votes cast by telephone, Internet, or proxy card must be received by noon (eastern time) on November 10, 1998.


OUR RECORDS SHOW THAT YOU ARE ELIGIBLE TO VOTE ON THE FOLLOWING ITEMS.


                 REGISTRATION
                 NAME
                 ADDRESS
                 ADDRESS
                 ADDRESS


                            TO VOTE VIA THE INTERNET

1) Visit the Internet voting site at HTTP://WWW.EQUISERVE.COM/PROXY/TIAA-CREF

2) Enter your 13-digit Control Number, located above in the upper right-hand corner of this form.

3) Follow the instructions on the screen.

4) Your vote will be confirmed at the end of the session.


                              TO VOTE BY TELEPHONE

1) Dial 877 263-2733 on a touch-tone telephone. This is a toll-free call.

2) Enter your 13-digit Control Number, located above in the upper right-hand corner of this form.

3) Follow the recorded instructions.

4) Your vote will be confirmed after each selection.

                 If you vote via the Internet or by telephone,
                    please do NOT mail back your proxy card.
--------------------------------------------------------------------------------

[CREF LOGO]        NAME                   SEQUENCE NO.


--------------------------------------------------------------------------------

                    THE BOARD OF TRUSTEES RECOMMENDS A VOTE
                               FOR ITEMS 1 AND 2


                                                            WITHHOLD   VOTE FOR
                                                   FOR      FROM ALL  ALL EXCEPT
1. Election of trustees                            [  ]       [  ]       [  ]
   Nominees:

                     ROBERT H. ATWELL, ELIZABETH E. BAILEY,
                     STUART TSE KONG HO, AND DAVID K. STORRS

   TO WITHHOLD YOUR VOTE FROM ANY NOMINEE, MARK THE "VOTE FOR ALL EXCEPT" BOX ABOVE AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

   If you would like to suggest future nominees, please                  [  ]
   check the box at the right and write their names and affiliations on the back of this ballot


                                                    FOR      AGAINST    ABSTAIN
                                                   [  ]       [  ]       [  ]
2. Approval of Ernst & Young LLP as auditors.

================================================================================


                    THE BOARD OF TRUSTEES RECOMMENDS A VOTE
                             AGAINST ITEMS 3 AND 4


                                                    FOR      AGAINST    ABSTAIN
3. Participant  proposal  1  regarding  the  CREF  [  ]       [  ]       [  ]
   Social Choice Account screens. (THIS PROPOSAL
   APPLIES  ONLY  TO  THE  CREF  SOCIAL   CHOICE
   ACCOUNT.)

4. Participant proposal II regarding tobacco-related investments in the CREF accounts. (THIS PROPOSAL DOES NOT APPLY TO THE CREF SOCIAL CHOICE ACCOUNT.)

                   FOR   AGAINST  ABSTAIN                  FOR   AGAINST ABSTAIN
A) Growth          [  ]   [  ]     [  ]    E) Money Market [  ]   [  ]    [  ]

B) Global Equities [  ]   [  ]     [  ]    F) Bond Market  [  ]   [  ]    [  ]

C) Equity Index    [  ]   [  ]     [  ]    G) Inflation-   [  ]   [  ]    [  ]
                                              Linked
D) Stock           [  ]   [  ]     [  ]       Bond
================================================================================


 When signing as attorney, executor,
 administrator, trustee, guardian, or corporate officer,
 please indicate your full name and title.   Signature_______________ Date _____
--------------------------------------------------------------------------------

                        COLLEGE RETIREMENT EQUITIES FUND

By signing this form, I authorize Edes P. Gilbert, Nancy L. Jacob, and Bevis Longstreth, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. IF NO DIRECTIONS ARE GIVEN, OR IF THE INSTRUCTIONS ARE CONTRADICTORY, THE PROXIES WILL VOTE (i) FOR THE ELECTION OF ALL LISTED NOMINEES; (ii) IN ACCORDANCE WITH THE TRUSTEE'S RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THIS CARD; AND (iii) AT THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR IF A NOMINEE IS NOT AVAILABLE FOR ELECTION. The CREF annual meeting will be held on November 10, 1998, at 10:00 a.m. at CREF's home office, 730 Third Avenue, New York, New York.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to Boston EquiServe, P.O. Box 9393, Boston, MA 02205-9972. Boston EquiServe has been engaged to tabulate ballots returned by mail to preseve the confidentiality of your ballot

                      SUGGESTIONS FOR FUTURE CREF NOMINEES

Name: __________________________________________________________________________

Institution: ___________________________________________________________________


Name: __________________________________________________________________________

Institution: ___________________________________________________________________


Name: __________________________________________________________________________

Institution: ___________________________________________________________________

TIAA AND CREF
INTERNET BALLOT SERVICES


TIAA and CREF use Boston EquiServe's Web-based tabulation system to allow you to securely vote your ballots over the Web. BOSTON EQUISERVE KEEPS
ALL RESPONSES IN THE STRICTEST CONFIDENCE.


                                                 [GRAPIC OMITTED]



[TIAA LOGO]                               [CREF LOGO]

To cast your TIAA ballot using Boston     To vote your CREF proxy using Boston
EquiServe's secure Internet services,     EquiServe's secure Internet services,
have your ballot ready and click on the   have your ballot ready and click on
button below.                             the button below.

____________                              ____________

TIAA BALLOT                               CREF Ballot
____________                              ____________

================================================================================

                      Copyright DIRECT REPORT CORPORATION.
                              All Rights Reserves.

Internet services provided by Shareholder Direct
                              ------------------

[BOSTON EQUISERVE LOGO]


INTERNET BALLOT SERVICES
--------------------------------------------------------------------------------


PLEASE ENTER THE 13 DIGIT CONTROL NUMBER LOCATED IN THE UPPER RIGHT-HAND CORNER OF YOUR BALLOT INSTRUCTIONS AND CLICK ON "SUBMIT."
                                            ----------------
                            CONTROL NUMBER:
                                            ----------------

                                            __________

                                             SUBMIT
                                            __________


   COPYRIGHT C 1998 BY BOSTON EQUISERVE, L.P. AND DIRECT REPORT CORPORATION.
                              ALL RIGHTS RESERVED.

                INTERNET SERVICES PROVIDED BY SHAREHOLDER DIRECT

[BOSTON EQUISERVE LOGO]                              [CREF LOGO]


INTERNET BALLOT SERVICES
--------------------------------------------------------------------------------


COLLEGE RETIREMENT EQUITIES FUND
1998 PROXY SOLICITED BY THE BOARD OF TRUSTEES

You may now mark your CREF ballot.

If you would like to review the CREF proxy statement, CLICK HERE.
                                                      ----------
--------------------------------------------------------------------------------

INSTRUCTIONS

PLEASE NOTE: Based on your account holdings, YOU MAY NOT BE ELIGIBLE TO VOTE ON ALL PROPOSALS. Those proposals on which you are not eligible to vote will have a gray background.

Please click on the button below to cast your ballot.


                             _________

                               BEGIN
                             _________



   COPYRIGHT C 1998 BY BOSTON EQUISERVE, L.P. AND DIRECT REPORT CORPORATION.
                              ALL RIGHTS RESERVED.

                INTERNET SERVICES PROVIDED BY SHAREHOLDER DIRECT

[BOSTON EQUISERVE LOGO]                              [CREF LOGO]


INTERNET BALLOT SERVICES
------------------------------------------------------------------------------

Please vote on proposals 1 through 4 below by clicking on the box that indicates how you would like your votes cast for each proposal. When you have finished, click on the "Submit" button at the bottom of the page.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------

1. ELECTION OF TRUSTEES

   NOMINEES:
   Robert H. Atwell
   Elizabeth E. Bailey
   Stuart Tse Kong Ho
   David K. Storrs

    o Vote for All Nominees
    o Withhold from All Nominees
    o Vote for All Except:

       Check the box next to the name of any nominee from whom you would like to WITHHOLD your vote.

       [ ] Robert H. Atwell
       [ ] Elizabeth E. Bailey
       [ ] Stuart Tse Kong Ho
       [ ] David K. Storrs

--------------------------------------------------------------------------------

2. APPROVAL OF ERNST & YOUNG LLP AS AUDITORS.

     -------------------------
     FOR  | AGAINST | ABSTAIN
     -------------------------
      o   |    o    |    o
     -------------------------

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4
--------------------------------------------------------------------------------

3. PARTICIPANT PROPOSAL I REGARDING THE CREF SOCIAL CHOICE ACCOUNT SCREENS. (THIS PROPOSAL APPLIES ONLY TO THE CREF SOCIAL CHOICE ACCOUNT.)

     -------------------------
     FOR  | AGAINST | ABSTAIN
     -------------------------
      o   |    o    |    o
     -------------------------

--------------------------------------------------------------------------------

4. PARTICIPANT PROPOSAL II REGARDING TOBACCO-RELATED INVESTMENTS IN THE CREF ACCOUNTS.
   (THIS PROPOSAL DOES NOT APPLY TO THE CREF SOCIAL CHOICE ACCOUNT.)


     ------------------------------------------------
                           | FOR  | AGAINST | ABSTAIN
     ------------------------------------------------
      A) Growth            |  o   |    o    |    o
     ------------------------------------------------
      B) Global Equities   |  o   |    o    |    o
     ------------------------------------------------
      C) Equity Index      |  o   |    o    |    o


     -----------------------------------------------------
      D) STOCK                  |  o   |    o    |    o
     -----------------------------------------------------
      E) Money Market           |  o   |    o    |    o
     -----------------------------------------------------
      F) Bond Market            |  o   |    o    |    o
     -----------------------------------------------------
      G) Inflation-Linked Bond  |  o   |    o    |    o
     -----------------------------------------------------

By submitting this ballot, I authorize Edes P. Gilbert, Nancy L. Jacob, and Bevis Longstreth, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. The proxies will vote at their discretion on any new matters that may properly come before the annual meeting or if a nominee is not available for election.


                         ___________    _______________

                           SUBMIT        REVISE BALLOT
                         ___________    _______________



   COPYRIGHT C 1998 BY BOSTON EQUISERVE, L.P. AND DIRECT REPORT CORPORATION.
                              ALL RIGHTS RESERVED.

                INTERNET SERVICES PROVIDED BY SHAREHOLDER DIRECT

[BOSTON EQUISERVE LOGO]                              [CREF LOGO]


INTERNET BALLOT SERVICES
------------------------------------------------------------------------------

        PROXY CONFIRMATION

        PLEASE REVIEW YOUR VOTING INSTRUCTIONS INDICATED BELOW.
        You can either submit your instructions or revise what you have entered.

        PROPOSAL 1. Election of trustees
                    Vote all Nominees
                    ____________________________________________________________

        PROPOSAL 2. Approval of Ernst & Young LLP as auditors.

                    ____________________________________________________________

        PROPOSAL 3. Participant proposal I regarding the CREF Social Choice
                    Account screens.
                    (THIS PROPOSAL APPLIES ONLY TO THE CREF SOCIAL CHOICE ACCOUNT.)

                    ____________________________________________________________


        PROPOSAL 4. Participant proposal II regarding tobacco-related investments in the CREF accounts.
                    (THIS PROPOSAL DOES NOT APPLY TO THE CREF SOCIAL CHOICE ACCOUNT.)

                   A) Growth

                   B) Global Equities

                   C) Equity Index

                   D) Stock

                   E) Money Market

                   F) Bond Market

                   G) Inflation-Linked Bond
                   _____________________________________________________________



                         ___________    ___________

                           SUBMIT         REVISE
                         ___________    ___________



   COPYRIGHT C 1998 BY BOSTON EQUISERVE, L.P. AND DIRECT REPORT CORPORATION.
                              ALL RIGHTS RESERVED.

                INTERNET SERVICES PROVIDED BY SHAREHOLDER DIRECT

[BOSTON EQUISERVE LOGO]                              [CREF LOGO]


INTERNET BALLOT SERVICES
------------------------------------------------------------------------------

THANK YOU FOR YOUR PARTICIPATION.

Please fill in any of the following that apply:

1. Please change my address:

             My new address is:
             ---------------------------------------
            |                                       |
            |                                       |
            |                                       |
            |                                       |
            |                                       |
            |                                       |
             ---------------------------------------

2. Suggestions for future CREF nominees (Please include affiliation):
             ---------------------------------------
            |                                       |
            |                                       |
            |                                       |
            |                                       |
            |                                       |
            |                                       |
             ---------------------------------------

3. If you would like to receive an e-mail confirmation of your vote, please check the box that follows and enter your e-mail address below: [ ]

IF YOU ENTERED NOMINEE SUGGESTIONS AND/OR CHECKED "YES" TO QUESTION 3, PLEASE ENTER YOUR E-MAIL ADDRESS.

My e-mail address is:     ----------------------------
                         |                            |
                         |                            |
                          ----------------------------


                                     _____________

                                        SUBMIT
                                     _____________




   COPYRIGHT C 1998 BY BOSTON EQUISERVE, L.P. AND DIRECT REPORT CORPORATION.
                              ALL RIGHTS RESERVED.

                INTERNET SERVICES PROVIDED BY SHAREHOLDER DIRECT

[BOSTON EQUISERVE LOGO]                              [CREF LOGO]


INTERNET BALLOT SERVICES
------------------------------------------------------------------------------

Thank you for your participation.


If you wish to cast a TIAA ballot or change your CREF vote, please click "Vote Again." For each proxy submitted, our system will automatically count only your last vote.



AN E-MAIL CONFIRMATION OF YOUR PREFERENCE HAS BEEN SENT


                                     _____________

                                      VOTE AGAIN
                                     _____________






   COPYRIGHT C 1998 BY BOSTON EQUISERVE, L.P. AND DIRECT REPORT CORPORATION.
                              ALL RIGHTS RESERVED.

                INTERNET SERVICES PROVIDED BY SHAREHOLDER DIRECT

                           CREF PROXY TELEPHONE SCRIPT

TOPIC CODE:              1030
DESCRIPTION:             CONTROL NUMBER ENTRY
VOICE ARTIST:            MALE
MESSAGE:                 WELCOME TO THE BOSTON EQUISERVE AND SHAREHOLDER DIRECT
                         TELEPHONE BALLOTING SYSTEM.  PLEASE BE ASSURED THAT
                         YOUR TELEPHONE-BASED RESPONSE IS STRICTLY CONFIDENTIAL.
                         (PAUSE) PLEASE USE YOUR TOUCH TONE TELEPHONE KEY PAD
                         TO ENTER YOUR THIRTEEN-DIGIT CONTROL NUMBER; LOCATED IN
                         THE UPPER RIGHT-HAND PORTION OF YOUR BALLOT CARD.

TOPIC CODE:              1032
DESCRIPTION:             VOTING HAS NOT BEGUN
VOICE ARTIST:            FEMALE
MESSAGE:                 BALLOTING HAS NOT YET BEGUN.  PLEASE CHECK YOUR DATES.

TOPIC CODE:              1033
DESCRIPTION:             VOTING HAS ENDED
VOICE ARTIST:            FEMALE
MESSAGE:                 BALLOTING HAS ENDED.

TOPIC CODE:              1034
DESCRIPTION:             VERIFICATION OF CONTROL NUMBER
VOICE ARTIST:            FEMALE
MESSAGE:                 PLEASE WAIT WHILE WE VERIFY YOUR CONTROL NUMBER

TOPIC CODE:              1025
DESCRIPTION:             INVALID SELECTION
VOICE ARTIST:            FEMALE
MESSAGE:                 YOU HAVE ENTERED AN INVALID SELECTION.
                         PLEASE TRY AGAIN.

TOPIC CODE:              1020
DESCRIPTION:             YOU HAVE SELECTED...
VOICE ARTIST:            MALE
MESSAGE:                 YOU HAVE SELECTED...

TOPIC CODE:              9999
DESCRIPTION:             CREF
VOICE ARTIST:            Female
MESSAGE:                 CREF...1998 PROXY SOLICITED BY THE BOARD OF TRUSTEES
                         [pronounce CREF phonetically]

TOPIC CODE:              9997
DESCRIPTION:             Company Intro Message...
VOICE ARTIST:            Female
MESSAGE:                 BASED ON YOUR CREF ACCOUNT HOLDINGS, YOU MAY NOT BE
                         ELIGIBLE TO VOTE ALL PROPOSALS.  PLEASE CHECK YOUR
                         BALLOT TO CONFIRM YOUR VOTING ELIGIBILITY.

TOPIC CODE:              3001
DESCRIPTION:             Trustee Election (Withhold Selectively)
VOICE ARTIST:            Male
MESSAGE:                 YOU WILL NOW VOTE FOR THE TRUSTEES: THE BOARD OF
                         TRUSTEES RECOMMEND A VOTE FOR EACH OF THE NOMINEES
                         LISTED ON YOUR BALLOT.  TO ACCEPT ALL OF THE NOMINEES,
                         PRESS 1.  TO WITHHOLD YOUR VOTE FROM ALL OF THESE
                         NOMINEES, PRESS 2. TO VOTE FOR EACH NOMINEE SEPARATELY,
                         PRESS 3.

TOPIC CODE:              3010
DESCRIPTION:             Confirm Vote - Accept All
VOICE ARTIST:            Female
MESSAGE:                 YOU HAVE CHOSEN TO ELECT ALL OF THE NOMINEES.

TOPIC CODE:              3020
DESCRIPTION:             Confirm Vote - Withhold All
VOICE ARTIST:            Female
MESSAGE:                 YOU HAVE CHOSEN TO WITHHOLD YOUR VOTE FROM ALL OF THE
                         NOMINEES.

TOPIC CODE:              3030
DESCRIPTION:             Confirm Vote - Withhold Selectively
VOICE ARTIST:            Female
MESSAGE:                 YOU HAVE CHOSEN TO VOTE ON A PER NOMINEE BASIS.

TOPIC CODE:              3160
DESCRIPTION:             Please Consider...
VOICE ARTIST:            Female
MESSAGE:                 PLEASE CONSIDER NOMINEE...

TOPIC CODE:              3101
DESCRIPTION:             Board of Trustees Nominee #1
VOICE ARTIST:            Female
MESSAGE:                 ROBERT H. ATWELL

TOPIC CODE:              3102
DESCRIPTION:             Board of Trustees Nominee #2
VOICE ARTIST:            Female
MESSAGE:                 ELIZABETH E. BAILEY

TOPIC CODE:              3103
DESCRIPTION:             Board of Trustees Nominee #3
VOICE ARTIST:            Female
MESSAGE:                 STUART TSE KONG HO

TOPIC CODE:              3104
DESCRIPTION:             Board of Trustees Nominee #4
VOICE ARTIST:            Female
MESSAGE:                 DAVID K. STORRS

TOPIC CODE:              3170
DESCRIPTION:             Accept or Withhold Menu
VOICE ARTIST:            Male
MESSAGE:                 TO VOTE FOR THIS NOMINEE AS A TRUSTEE, PRESS 1.  TO
                         WITHHOLD YOUR VOTE FROM THIS NOMINEE, PRESS 2.

TOPIC CODE:             3171
DESCRIPTION:            Confirm Vote - Accept
VOIce ARTIST:           Female
MESSAGE:                YOU HAVE CHOSEN TO VOTE FOR...

TOPIC CODE:             3172
DESCRIPTION:            Confirm Vote - Withhold
VOICE ARTIST:           Female
MESSAGE:                YOU HAVE CHOSEN TO WITHHOLD YOUR VOTE FROM...

TOPIC CODE:             4001
DESCRIPTION:            Voting Issues
VOIce ARTIST:           Male
MESSAGE:                PROPOSAL 2:  APPROVAL OF ERNST & YOUNG LLP AS AUDITORS.
                        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THIS
                        PROPOSAL.

TOPIC CODE:             4002
DESCRIPTION:            Voting Issues
VOIce ARTIST:           Male
MESSAGE:                PROPOSAL 3:  PARTICIPANT PROPOSAL I REGARDING THE CREF
                        SOCIAL CHOICE ACCOUNT SCREENS.

TOPIC CODE:             4003
DESCRIPTION:            Voting Issues
VOIce ARTIST:           Male
MESSAGE:                PROPOSAL 4A: PARTICIPANT PROPOSAL II REGARDING TOBACCO-
                        RELATED INVESTMENTS IN THE CREF GROWTH ACCOUNT.
                        THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THIS
                        PROPOSAL.

TOPIC CODE:             4004
DESCRIPTION:            Voting Issues
VOIce ARTIST:           Male
MESSAGE:                PROPOSAL 4B: PARTICIPANT PROPOSAL II REGARDING TOBACCO-
                        RELATED INVESTMENTS IN THE CREF GLOBAL EQUITIES ACCOUNT.
                        THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THIS
                        PROPOSAL.

TOPIC CODE:             4005
DESCRIPTION:            Voting Issues
VOIce ARTIST:           Male
MESSAGE:                PROPOSAL 4C: PARTICIPANT PROPOSAL II REGARDING TOBACCO-
                        RELATED INVESTMENTS IN THE CREF EQUITY INDEX ACCOUNT.
                        THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THIS
                        PROPOSAL.

TOPIC CODE:             4006
DESCRIPTION:            Voting Issues
VOIce ARTIST:           Male
MESSAGE:                PROPOSAL 4D: PARTICIPANT PROPOSAL II REGARDING TOBACCO-
                        RELATED INVESTMENTS IN THE CREF STOCK ACCOUNT.
                        THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THIS
                        PROPOSAL.

TOPIC CODE:              4007
DESCRIPTION:             Voting Issues
VOIce ARTIST:            Male
MESSAGE:                 PROPOSAL 4E: PARTICIPANT PROPOSAL II REGARDING TOBACCO-
                         RELATED INVESTMENTS IN THE CREF MONEY MARKET ACCOUNT.
                         THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THIS
                         PROPOSAL.

TOPIC CODE:              4008
DESCRIPTION:             Voting Issues
VOIce ARTIST:            Male
MESSAGE:                 PROPOSAL 4F: PARTICIPANT PROPOSAL II REGARDING TOBACCO-
                         RELATED INVESTMENTS IN THE CREF BOND MARKET ACCOUNT.
                         THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THIS
                         PROPOSAL.

TOPIC CODE:              4009
DESCRIPTION:             Voting Issues
VOIce ARTIST:            Male
MESSAGE:                 PROPOSAL 4G: PARTICIPANT PROPOSAL II REGARDING TOBACCO-
                         RELATED INVESTMENTS IN THE CREF INFLATION-LINKED BOND
                         ACCOUNT.
                         THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THIS
                         PROPOSAL.

TOPIC CODE:              4043
DESCRIPTION:             Voting Issues Menu (Without the Terminate Option)
VOICE ARTIST:            Male
MESSAGE:                 TO VOTE FOR, PRESS 1.  TO VOTE AGAINST, PRESS 2.  TO
                         ABSTAIN, PRESS 3.

TOPIC CODE:              4051
DESCRIPTION:             Confirm Vote - For
VOICE ARTIST:            Female
MESSAGE:                 YOU HAVE CHOSEN TO VOTE FOR THIS PROPOSAL.

TOPIC CODE:              4052
DESCRIPTION:             Confirm Vote - Against
VOICE ARTIST:            Female
MESSAGE:                 YOU HAVE CHOSEN TO VOTE AGAINST THIS PROPOSAL.

TOPIC CODE:              4053
DESCRIPTION:             Confirm Vote - Abstain
VOICE ARTIST:            Female
MESSAGE:                 YOU HAVE CHOSEN TO ABSTAIN FROM VOTING ON THIS
                         PROPOSAL.

TOPIC CODE:              1590
DESCRIPTION:             IF THIS IS CORRECT...
VOICE ARTIST:            MALE
MESSAGE:                 IF THIS IS CORRECT, PRESS 1.  IF THIS IS NOT CORRECT,
                         PRESS 2.

TOPIC CODE:              9998
DESCRIPTION:             If you plan to attend...or other "ending" message...
VOICE ARTIST:            Female
MESSAGE:                 [EMPTY...]

TOPIC CODE:              1036
DESCRIPTION:             Additional Proxy Vote
VOICE ARTIST:            Male
MESSAGE:                 IF YOU HAVE AN ADDITIONAL BALLOT YOU WOULD LIKE TO
                         VOTE, PRESS 1.  TO TERMINATE THIS CALL, PRESS 2; OR
                         SIMPLY HANG UP..

TOPIC CODE:              1600
DESCRIPTION:             Thank You.  And Good-bye.
VOICE ARTIST:            Female
MESSAGE:                 THANK-YOU FOR PARTICIPATING.  GOOD BYE.